ManpowerGroup First Quarter Results April 18, 2024 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, trends in labor demand and the future strengthening of such demand, financial outlook, including any residual costs resulting from the wind-down of the Proservia business in Germany, demand for specific skills, including the market for green skills, the impact of AI and digital transformation on labor markets and across specific industries, the outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic initiatives and technology investments, including transformation programs, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the impact of $6.2M of operating losses for the run-off Proservia business in Germany and a non-cash currency translation charge of $0.2M related to hyper-inflationary Argentina. Current period revenue and gross margin exclude the run-off Proservia business. Prior year period excludes the impact of restructuring costs. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $66M, and operating profit margin was 1.5%. As adjusted, operating profit was $72M, and operating profit margin was 1.6%. As Reported As Adjusted Q1 Financial Highlights -7% -5% CC -5% OCC -7% -6% CC -5% OCC Revenue $4.4B -90 bps -70 bps Gross Margin 17.3% (17.5% as adjusted) -41% -39% CC -40% -38% CC EBITA $74M ($80M as adjusted) -100 bps -100 bps EBITA Margin 1.7% (1.8% as adjusted) -46% -44% CC -42% -39% CC EPS $0.81 ($0.94 as adjusted) (2) (2) Consolidated Financial Highlights ManpowerGroup 2024 First Quarter Results (1)

EPS Bridge – Q1 vs. Guidance Midpoint ManpowerGroup 2024 First Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2024 First Quarter Results

Business Line Revenue Q1 2024[1]



5%
0%
-5%
-10%
-15%
-3%
-6%
-12%
-11%
-11%
-11%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2023 reported %
vs. 2023 organic CC %

- Manpower posted a modest organic CC revenue rate of decline, stable from the Q4 trend.
- Experis organic CC revenue rate of decline was stable from the Q4 trend reflecting improvement in the U.S. trend offset by decreases in continental Europe.
- Talent Solutions reported organic CC revenue decline, driven by RPO where the revenue rate of decline was stable from the Q4 trend. MSP reported flat revenues representing an improvement from the Q4 trend, while Right Management revenue growth remained solid due to increased Outplacement activity.

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | First Quarter 2024 Results April 2024 | 5

Consolidated Gross Margin Change ManpowerGroup 2024 First Quarter Results

Trend Business line classifications can vary by entity and are subject to change as service requirements change. Shown excluding run-off Proservia Germany in the current period. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q1 2024(1) ManpowerGroup 2024 First Quarter Results

(15.7% CC) (15.5% CC) SG&A Expense Bridge – Q1 YoY (in millions of USD) ManpowerGroup 2024 First Quarter Results (15.7% CC)

As Reported Q1 Financial Highlights -8% -1% CC Revenue $1.0B -46% -43% CC OUP $26M -180 bps OUP Margin 2.5% Americas Segment (23% of Revenue) ManpowerGroup 2024 First Quarter Results (1) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Prior year period includes the impact of restructuring costs. As adjusted to exclude these costs, OUP Margin change was -190 bps vs the prior year.

% of Segment Revenue Average Daily Revenue Trend - CC Americas – Q1 Revenue Trend YoY ManpowerGroup 2024 First Quarter Results Revenue Trend - CC Revenue Trend

As Reported Q1 Financial Highlights -4% -5% CC Revenue $2.0B -22% -23% CC OUP $70M -80 bps OUP Margin 3.5% Southern Europe Segment (45% of Revenue) ManpowerGroup 2024 First Quarter Results (1) Prior year period includes restructuring costs. As adjusted to exclude these costs, OUP Margin change was -90 bps vs the prior year.

% of Segment Revenue Average Daily Revenue Trend - CC Southern Europe – Q1 Revenue Trend YoY ManpowerGroup 2024 First Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q1 Financial Highlights -10% -12% CC -11% -13% CC Revenue $870M ($866M as adjusted) NM NM -17% -24% CC OUP $0M ($6M as adjusted) -50 bps -10 bps OUP Margin 0.0% (0.7% as adjusted) Northern Europe Segment (20% of Revenue) ManpowerGroup 2024 First Quarter Results (1) Current period excludes the impact of $6.2M of operating losses for the run-off Proservia business in Germany. Prior year period variances exclude restructuring costs. Variances are not meaningful. (2) (2)

% of Segment Revenue Average Daily Revenue Trend - CC Northern Europe – Q1 Revenue Trend YoY ManpowerGroup 2024 First Quarter Results Variances are adjusted to exclude the impact of the run-off Proservia business in Germany from the current period.

As Reported Q1 Financial Highlights -12% -5% CC -4% OCC Revenue $535M -6% 3% CC 5% OCC OUP $20M +20 bps OUP Margin 3.7% APME Segment (12% of Revenue) Prior year period includes restructuring costs. As adjusted to exclude these costs, OUP variance was -16% on a reported basis, -8% CC, and -7% OCC. OUP Margin change was -20 bps vs the prior year. ManpowerGroup 2024 First Quarter Results (1)

% of Segment Revenue Average Daily Revenue Trend - CC APME – Q1 Revenue Trend YoY ManpowerGroup 2024 First Quarter Results Impact reflects business performance after adjusting for loss of revenues due to Philippines sale.

Cash Flow Summary ManpowerGroup 2024 First Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2024 First Quarter Results

ManpowerGroup 2024 First Quarter Results Second Quarter 2024 Outlook Revenue Total Down 5-9% (Down 2-6% CC) Americas Down 5-9% (Up 4% / Flat CC) Southern Europe Down 4-8% (Down 2-6% CC) Northern Europe Down 8-12% (Down 7-11% CC) APME Down 6-10% (Down 1-5% CC) (Up 1% / Down 3% OCC) Gross Profit Margin 17.5 – 17.7% EBITA(1) Margin 2.4 – 2.6% as adjusted (2) Operating Profit Margin 2.2 – 2.4% as adjusted (2) Tax Rate 32.5% as adjusted (2) EPS $1.24 – $1.34 as adjusted (2) (unfavorable $0.07 currency) Estimates are assuming FX rates of 1.070 for Euro, 1.25 for GBP, 0.0067 for JPY and 0.0012 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Including the Proservia Germany Business run-off losses, mid-point estimates are 2.4% for EBITA Margin, 2.2% for Operating Profit Margin, 34.0% for the Tax Rate and $1.21 for EPS.

Continuation of challenging environment in North America and Europe during the quarter, solid demand in APME and Latin America. Gross profit margin reflects resilient staffing margin trends and stable permanent recruitment trends at lower levels. Recognized by Ethisphere as a World’s Most Ethical company for the 15th time. Good management of SG&A in a dynamic environment. Key Take Aways ManpowerGroup 2024 First Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q1 2024 ManpowerGroup 2024 First Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 538 - Euro Notes - €400M 3.514% Jun 2027 429 - Revolving Credit Agreement 6.454% May 2027 - 600 Uncommitted lines and Other Various Various 18 332 Total Debt 985 932 (3) (1)(2) (4) (2) Debt and Credit Facilities – March 31, 2024 (in millions of USD) ManpowerGroup 2024 First Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 2.03 to 1 and a fixed charge coverage ratio of 3.17 to 1 as of March 31, 2024. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of March 31, 2024, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of March 31, 2024 was $351.7M and subsidiary facilities accounted for $301.7M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.